SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 31, 2002

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2002, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-HF2)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-92140	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                               None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2002-HF2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-92140) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $574,360,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A-IO, Class A5, Class M1, Class M2, Class M3, Class B1 and Class B2 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-HF2 on October 31, 2002.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated October 28, 2002, as supplemented by the Prospectus Supplement dated October 30, 2002 (the “Prospectus Supplement”) and the Supplement to the Prospectus Supplement dated October 31, 2002 (the “Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2002, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.  The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A-IO, Class A5, Class M1, Class M2, Class M3, Class B1, Class B2, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, first lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $581,633,138 as of October 1, 2002, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

1.1

Terms Agreement, dated October 30, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Underwriter.

4.1

Trust Agreement, dated as of October 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement, dated as of October 1, 2002, among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Fairbanks Capital Corp., as Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                               STRUCTURED ASSET SECURITIES

                                                                               CORPORATION

                                                                               By:  /s/ Ellen V. Kiernan

                                                                                      Name: Ellen V. Kiernan

                                                                                      Title:   Vice President

Dated:  October 31, 2002

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Terms Agreement, dated October 30, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Underwriter.

4.1

Trust Agreement, dated as of October 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and

99.2

Securitization Servicing Agreement, dated as of October 1, 2002, among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Fairbanks Capital Corp., as Servicer.